SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report: January 1, 1996
(Date of earliest event reported)



          Residential Funding Mortgage Securities I, Inc.
      (Exact name of registrant as specified in its charter)


Delaware          33-54227        75-2006294
(State or Other  (Commission    (I.R.S. Employer
Jurisdiction of   File Number)  Identification No.)
Incorporation)


8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                                  Minnesota  55437
(Address of Principal Executive Office)    (Zip Code)


Registrant's telephone number, including area code:(612)
832-7000



Item 5.     Other Events.

            On January 30, 1996, the Registrant caused the issuance and sale of Mortgage Pass-Through
      Certificates, Series 1996-S3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of January 1, 1996, among the Registrant, Residential Funding Corporation, as Master
      Servicer, and Bankers Trust Company, as Trustee.

            The Pooling and Servicing Agreement was filed by the Registrant together with a Current Report on Form 8-K on February 14, 1996. That Form 8-K contained an incorrect Pass-Through Rate on Class
      A-2 in the table section under the heading
      Preliminary Statement. This Form 8-K/A contains the correct Pass-Through Rate on Class A-2 of 7.40%. a corrected filing by the Registrant.


Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits


      (a)   Financial Statements.
            Not applicable.

      (b)   Pro Forma Financial Information.
            Not applicable.

      (c)   Exhibits (executed copies) - The following
            Exhibits to the Form S-3 Registration
            Statement of the Registrant were previously filed:

Exhibit
Number                  Description

7(c) Pooling and Servicing Agreement, dated as of January 1, 1996 among Residential
                  Funding Mortgage Securities I, Inc., as
                  company, Residential Funding Corporation, as master servicer, and Bankers Trust
                  Company, as trustee.

 Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES I, INC.

                              By:
                              Name:   Diane S. Wold
                              Title: Vice President




Dated: February 21, 1996

                           EXHIBIT INDEX



            Item 601 (a) of
Exhibit     Regulation S-K
Number      Exhibit No.        Description      Format

7(c)        19                 Pooling and        E
                          Servicing Agreement





                            EXHIBIT 19

(Pooling and Servicing Agreement previously filed)